UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2021, Modiv Inc. (the “Registrant”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Registrant’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on April 21, 2021.

Proposal No. 1 – The election of seven directors for a term expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualify

All of the director nominees listed below were elected by the Registrant’s stockholders to hold office until the next annual meeting of stockholders in 2022 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aaron S. Halfacre	4,415,940	178,397	511,298	0
Raymond E. Wirta	4,395,186	141,688	568,761	0
Joe F. Hanauer	4,135,099	357,571	612,965	0
Adam Markman	4,343,852	138,803	622,980	0
Curtis B. McWilliams	4,312,471	139,414	653,750	0
Thomas H. Nolan, Jr.	4,300,809	137,070	667,756	0
Jeffrey Randolph	4,340,119	125,465	640,051	0

Proposal No. 2a – Approval of amendments to the Registrant’s charter to remove or revise certain limitations required by the North American Securities Administrators Association and revisions to make other conforming ministerial changes

The Registrant’s stockholders of record approved the amendments to the Registrant’s charter to remove or revise certain limitations required by the North American Securities Administrators Association and to make other conforming ministerial changes, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,294,540	262,387	548,708	0

Proposal No. 2b – Approval of amendments to bring the Registrant’s charter more in line with those of publicly-listed companies

The Registrant’s stockholders of record approved the amendments to bring the Registrant’s charter more in line with those of publicly-listed companies, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,450,275	226,044	429,316	0

Proposal No. 2c – Approval of amendments to the Registrant’s charter to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder

The Registrant’s stockholders of record approved the amendments to the Registrant’s charter to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,696,186	112,602	296,847	0

Proposal No. 2d – Approval of amendments to the Registrant’s charter to permit redemptions of accounts with de minimis holdings

The Registrant’s stockholders of record approved the amendments to the Registrant’s charter to permit redemptions of accounts with de minimis holdings, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,510,574	160,124	434,937	0

Proposal No. 3 – The ratification of the appointment of Baker Tilly US, LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2021

The Registrant’s stockholders of record ratified the appointment of Baker Tilly US, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,603,040	85,503	417,092	0

No other proposals were submitted to a vote of the Registrant’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

Date: July 1, 2021	By:	/s/ RAYMOND J. PACINI
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer